[The American Funds Group(r)]

AMERICAN MUTUAL FUND
Semi-Annual Report for the six months ended April 30, 2001

[photograph of lake surrounded by trees with clouds in the sky, all reflected in lake]


AMERICAN MUTUAL FUND(R) IS ONE OF THE 29 AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

AMERICAN MUTUAL FUND STRIVES FOR THE BALANCED ACCOMPLISHMENT OF THREE OBJECTIVES - CURRENT INCOME, CAPITAL GROWTH AND CONSERVATION OF PRINCIPAL - THROUGH INVESTMENTS IN COMPANIES THAT PARTICIPATE IN THE GROWTH OF THE AMERICAN ECONOMY.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter):

                                         1 Year     5 Years     10 Years
CLASS A SHARES
Reflecting 5.75% maximum sales charge
  Total return                           +4.69%     +66.65%     +216.18%
  Average annual compound return           -        +10.75%     + 12.20%

Results for other share classes can be found on page 21.

The fund's 30-day yield as of May 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 2.08%.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW INVESTORS:

The first six months of our 2001 fiscal year was, by almost any measure, a very good period for American Mutual Fund shareholders. The fund's results were strong both on a relative and absolute basis.

During the six months ended April 30, 2001, investors in American Mutual Fund who reinvested their dividends, as most shareholders do, earned a total return of 8.7%. At the same time, Standard & Poor's 500 Stock Composite Index, an unmanaged measure of the U.S. stock market, declined 12.0%. For the 12 months ended April 30, the difference is even more dramatic. American Mutual Fund gained 15.3%; the S&P 500 lost 12.9%.

While few will be surprised by the S&P 500's results - the market's problems have been well documented - the stark difference between your fund's healthy returns and the losses in the broader market should be viewed in context. The numbers reflect fundamental differences between a fund of seasoned, dividend-paying companies that is managed with specific guidelines to reduce volatility and risk, and an index, which after restructuring in recent years, had its results significantly influenced by a handful of soaring, nondividend-paying stocks.

For the final year of its spectacular rise through spring of 2000, the S&P 500's total return was accounted for by 5% of the stocks in the index, most of which were in the high technology or Internet fields. Many of those same stocks accounted for most of the index's decline that followed. In contrast, American Mutual Fund managed to meet each of its three objectives - current income, capital growth and conservation of principal - by investing in high-quality, dividend-paying stocks.


DAMPENING VOLATILITY

Sticking to its three fundamental objectives means that American Mutual Fund will at times lag popular market indexes. The market's sharp upward movement in calendar years 1998 and 1999 was just such a time, and the fund trailed the S&P 500 in both years. Yet, while the fund missed the highest returns in the market's best years, it also sidestepped the steep downturn that followed. In fact, during the three years ended April 30, a period that includes both the market's speculative peak and the aftermath of the bubble's bursting, American Mutual Fund's 6.2% annual compound return outpaced the 5.3% return produced by the S&P 500.

This resilience probably doesn't surprise investors who have been with the fund for many years. During its 51-year lifetime, the market, as measured by the S&P 500 Index, lost more than 14% a dozen times. In each case, American Mutual Fund did better than the market.

Our goal has always been to invest in sound, dividend-paying companies at reasonable prices. In the recent past, finding good companies wasn't difficult, but finding them at reasonable prices was. That changed in the six months ended April 30. The intensity and magnitude of the stock market downturn, combined with a change in investor sentiment, corrected the extraordinary overvaluations we saw in many stocks and made it easier to find good opportunities at reasonable prices.


INCREASING EQUITY HOLDINGS

In response to these opportunities, we began committing some of the fund's reserves. In the first six months of this fiscal year, we reduced our cash position, increasing our equity position to 80% of the fund's assets. To put that in context, on February 29, 2000, the month-end before the market hit its peak, the fund held 70% of its assets in equities. As we committed our reserves, we increased our holdings across a broad spectrum of industries, including technology, retailing and diversified financials.

We have no illusions that we know how the market will fare in the short run. But we believe the past few years have once again shown the value of having a well-managed portfolio focused on the long term that avoids the siren call of a few rapidly rising stocks.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton         /s/ Robert D. O'Donnell
James K. Dunton             Robert G. O'Donnell
Chairman of the Board       President

June 15, 2001


INVESTMENT PORTFOLIO                           UNAUDITED APRIL 30, 2001

[begin pie chart]
Largest Industry Holdings

Banks                                                             9.18%
Oil & Gas                                                         7.81%
Electric Utilities                                                7.14%
Diversified Telecommunication Services                            6.41%
Insurance                                                         4.38%
Other Industries                                                 45.07%
Bonds, Notes, Cash & Equivalents                                 20.01%
[end pie chart]

[begin chart]
                                                            Percent of
Largest Individual Holdings                                 Net Assets

Bank of America                                                   2.90%
Royal Dutch Petroleum                                             1.91
AT&T                                                              1.78
BANK ONE                                                          1.72
Xcel Energy                                                       1.71
Texaco                                                            1.68
Household International                                           1.65
Verizon Communications                                            1.60
Allstate                                                          1.58
IBM                                                               1.52
[end chart]

                                                                                     Market  Percent
                                                                                      Value   of Net
Equity Securities (Common Stock)                                        Shares   (Millions)   Assets

ENERGY
Oil & Gas  -  7.81%
Ashland Inc.                                                            650,000     $ 27.989      .32%
Chevron Corp.                                                           493,500       47.652      .54
Conoco Inc., Class B                                                    567,053       17.250      .20
Kerr-McGee Corp.                                                        465,000       33.317      .38
Pennzoil-Quaker State Co.                                             1,875,000       26.644      .30
Phillips Petroleum Co.                                                  755,800       45.046      .51
Royal Dutch Petroleum Co. (New York registered)                       2,815,000      167.577     1.91
Texaco Inc.                                                           2,035,000      147.090     1.68
Ultramar Diamond Shamrock Corp.                                         708,200       31.947      .37
Unocal Corp.                                                          1,830,400       69.848      .80
USX-Marathon Group                                                    2,200,000       70.312      .80
                                                                                     684.672     7.81

MATERIALS
Chemicals  -  0.95%
Air Products and Chemicals, Inc.                                        400,000       17.196      .20
Dow Chemical Co.                                                        600,000       20.070      .23
Ferro Corp.                                                             608,000       12.689      .14
Praxair, Inc.                                                           700,000       33.131      .38
Containers & Packaging  -  0.28%
Crown Cork & Seal Co., Inc.                                             588,300        2.536      .03
Sonoco Products Co.                                                   1,000,000       22.350      .25
Metals & Mining  -  0.19%
Alcoa Inc.                                                              400,000       16.560      .19
Paper & Forest Products  -  2.19%
Georgia-Pacific Corp., Georgia-Pacific Group                            884,400       28.752
Georgia-Pacific Corp., Timber Group                                     725,000       21.467      .57
International Paper Co.                                               1,000,000       39.180      .45
Mead Corp.                                                              436,900       12.321      .14
Westvaco Corp.                                                        3,400,000       89.692     1.03
                                                                                     315.944     3.61

CAPITAL GOODS
Aerospace & Defense  -  1.74%
Boeing Co.                                                              200,000       12.360      .14
Honeywell International Inc.                                            600,000       29.328      .33
Lockheed Martin Corp.                                                   525,000       18.459      .21
Raytheon Co., Class A                                                   405,000       11.927
Raytheon Co., Class B                                                 1,675,000       49.463      .70
United Technologies Corp.                                               400,000       31.232      .36
Electrical Equipment  -  0.23%
Hubbell Inc., Class B                                                   720,000       19.886      .23
Machinery  -  1.81%
Briggs & Stratton Corp.                                                 629,100       25.479      .29
Caterpillar Inc.                                                        900,000       45.180      .52
Deere & Co.                                                             997,700       40.976      .47
Harsco Corp.                                                          1,250,000       35.375      .40
Pall Corp.                                                              500,000       11.735      .13
Trading Companies & Distributors  -  0.32%
Genuine Parts Co.                                                     1,050,000       28.350      .32
                                                                                     359.750     4.10

COMMERCIAL SERVICES & SUPPLIES
Commercial Services & Supplies  -  2.82%
Galileo International, Inc.                                           1,200,000       29.304      .34
Pitney Bowes Inc.                                                     3,286,700      125.125     1.43
ServiceMaster Co.                                                     5,559,400       60.764      .69
Waste Management, Inc.                                                1,300,000       31.733      .36
                                                                                     246.926     2.82

TRANSPORTATION
Road & Rail  -  2.84%
Burlington Northern Santa Fe Corp.                                      337,800        9.931      .11
CSX Corp.                                                             3,200,000      112.224     1.28
Norfolk Southern Corp.                                                4,990,000       98.503     1.12
Union Pacific Corp.                                                     500,000       28.445      .33
                                                                                     249.103     2.84

AUTOMOBILES & COMPONENTS
Auto Components  -  1.50%
Dana Corp.                                                              700,000       13.741      .16
Delphi Automotive Systems Corp.                                         698,465       10.407      .12
Goodyear Tire & Rubber Co.                                            1,200,000       29.676      .34
TRW Inc.                                                              2,020,000       77.689      .88
Automobiles  -  0.41%
General Motors Corp.                                                    650,000       35.626      .41
                                                                                     167.139     1.91

CONSUMER DURABLES & APPAREL
Household Durables  -  1.22%
Newell Rubbermaid Inc.                                                  750,000       20.220      .23
Stanley Works                                                         2,400,000       87.000      .99
Textiles & Apparel  -  1.02%
NIKE, Inc., Class B                                                   1,016,100       42.483      .49
VF Corp.                                                              1,150,000       46.679      .53
                                                                                     196.382     2.24

HOTELS, RESTAURANTS & LEISURE
Hotels, Restaurants & Leisure  -  1.19%
McDonald's Corp.                                                      3,800,000      104.500     1.19
                                                                                     104.500     1.19

MEDIA
Media  -  1.46%
Interpublic Group of Companies, Inc.                                  1,675,000       56.866      .65
Knight-Ridder, Inc.                                                     750,000       40.612      .46
Walt Disney Co.                                                       1,000,000       30.250      .35
                                                                                     127.728     1.46

RETAILING
Multiline Retail  -  1.72%
J.C. Penney Co., Inc.                                                 3,100,000       62.806      .72
May Department Stores Co.                                             2,350,000       87.538     1.00
Specialty Retail  -  1.93%
Circuit City Stores, Inc. - Circuit City Group                        5,200,000       78.260      .89
Gap, Inc.                                                               800,000       22.168      .25
Lowe's Companies, Inc.                                                  500,000       31.500      .36
TJX Companies, Inc.                                                   1,200,000       37.596      .43
                                                                                     319.868     3.65

FOOD & DRUG RETAILING
Food & Drug Retailing  -  1.16%
Albertson's, Inc.                                                     2,402,200       80.233      .92
Walgreen Co.                                                            500,000       21.390      .24
                                                                                     101.623     1.16

FOOD, BEVERAGES & TOBACCO
Food Products  -  1.53%
ConAgra Foods, Inc.                                                   2,200,000       45.782      .52
General Mills, Inc.                                                     500,000       19.705      .23
H.J. Heinz Co.                                                        1,500,000       58.725      .67
Sara Lee Corp.                                                          500,000        9.955      .11
                                                                                     134.167     1.53

HOUSEHOLD & PERSONAL PRODUCTS
Household Products  -  0.41%
Kimberly-Clark Corp.                                                    603,100       35.824      .41
Personal Products  -  0.59%
Avon Products, Inc.                                                   1,212,500       51.313      .59
                                                                                      87.137     1.00

HEALTH CARE EQUIPMENT & SERVICES
Health Care Equipment & Supplies  -  0.44%
Becton, Dickinson and Co.                                             1,200,000       38.820      .44
Health Care Providers & Services  -  0.54%
Aetna Inc.                                                              700,000       19.733      .22
CIGNA Corp.                                                             260,000       27.742      .32
                                                                                      86.295      .98

PHARMACEUTICALS & BIOTECHNOLOGY
Pharmaceuticals  -  4.32%
Abbott Laboratories                                                     800,000       37.104      .42
Bristol-Myers Squibb Co.                                              2,032,200      113.803     1.30
Johnson & Johnson                                                       400,000       38.592      .44
Merck & Co., Inc.                                                       180,400       13.705      .16
Pfizer Inc                                                            1,680,100       72.748      .83
Pharmacia Corp.                                                         520,000       27.175      .31
Schering-Plough Corp.                                                 1,950,000       75.153      .86
                                                                                     378.280     4.32

BANKS
Banks  -  9.18%
AmSouth Bancorporation                                                1,500,000       25.725      .29
Bank of America Corp.                                                 4,537,000      254.072     2.90
Bank of New York Co., Inc.                                              500,000       25.100      .29
BANK ONE CORP.                                                        3,989,300      150.676     1.72
Comerica Inc.                                                           836,311       43.011      .49
First Union Corp.                                                     2,191,100       65.667      .75
Huntington Bancshares Inc.                                            1,650,000       24.866      .28
National City Corp.                                                   1,750,000       47.618      .54
SunTrust Banks, Inc.                                                    400,000       25.400      .29
Wachovia Corp.                                                        1,325,000       80.560      .92
Wells Fargo & Co.                                                     1,318,750       61.942      .71
                                                                                     804.637     9.18

DIVERSIFIED FINANCIALS
Diversified Financials  -  3.98%
Citigroup Inc. (acquired Associates First                               455,441       22.385      .26
 Capital Corp.)
Fannie Mae                                                              850,000       68.221      .78
Household International, Inc.                                         2,265,000      145.005     1.65
J.P. Morgan Chase & Co. (formed by the merger                         2,350,000      112.753     1.29
 of Chase Manhattan Corp. and J.P. Morgan
 & Co. Inc.)
                                                                                     348.364     3.98

INSURANCE
Insurance  -  4.38%
Allstate Corp.                                                        3,325,000      138.819     1.58
American General Corp.                                                1,400,000       61.054      .70
Aon Corp.                                                               370,500       12.315      .14
Jefferson-Pilot Corp.                                                 1,500,000       69.990      .80
Lincoln National Corp.                                                  500,900       23.122      .26
SAFECO Corp.                                                            900,000       24.030      .28
St. Paul Companies, Inc.                                              1,200,000       54.120      .62
                                                                                     383.450     4.38

REAL ESTATE
Real Estate  -  0.54%
Equity Residential Properties Trust                                     900,000       47.241      .54
                                                                                      47.241      .54

TECHNOLOGY HARDWARE & EQUIPMENT
Communications Equipment  -  0.93%
Harris Corp.                                                          1,100,000       31.625      .36
Motorola, Inc.                                                        3,200,000       49.760      .57
Computers & Peripherals  -  3.61%
Compaq Computer Corp.                                                 3,450,000       60.375      .69
Hewlett-Packard Co.                                                   4,300,000      122.249     1.40
International Business Machines Corp.                                 1,160,000      133.562     1.52
Office Electronics  -  0.38%
Xerox Corp.                                                           3,716,900       33.601      .38
Semiconductor Equipment & Products - 0.82%
Linear Technology Corp.                                                 300,000       14.412      .16
Texas Instruments Inc.                                                1,500,000       58.050      .66
                                                                                     503.634     5.74

TELECOMMUNICATION SERVICES
Diversified Telecommunication Services - 6.41%
ALLTEL Corp.                                                          1,030,000       56.248      .64
AT&T Corp.                                                            7,000,000      155.960     1.78
CenturyTel, Inc.                                                      4,230,000      114.971     1.31
Qwest Communications International Inc.                               1,090,000       44.581      .51
SBC Communications Inc.                                                 800,000       33.000      .38
Sprint FON Group                                                        800,000       17.104      .19
Verizon Communications Inc.                                           2,547,000      140.263     1.60
                                                                                     562.127     6.41

UTILITIES
Electric Utilities - 7.14%
Ameren Corp.                                                            300,000       12.591      .14
American Electric Power Co., Inc.                                     1,258,400       62.089      .71
Consolidated Edison, Inc.                                             2,100,000       78.561      .90
Duke Energy Corp.                                                     2,100,000       98.196     1.12
GPU, Inc.                                                             1,125,000       37.474      .43
Progress Energy, Inc. (formed by the merger                             600,000       26.544      .30
 of CP&L Energy, Inc. and Florida Progress
 Corp.)
Southern Co.                                                          3,100,000       72.509      .83
TECO Energy, Inc.                                                     1,600,000       51.184      .58
TXU Corp.                                                               850,000       37.366      .42
Xcel Energy Inc.                                                      4,795,000      149.604     1.71
                                                                                     626.118     7.14

MISCELLANEOUS
Miscellaneous  -  2.00%
Other equity securities in initial period                                            174.582     2.00
 of acquisition


TOTAL EQUITY SECURITIES:                                                           7,009.667    79.99
 (cost: $5,727.519 million)




                                                                     Principal
Bonds & Notes                                                           Amount

Corporate  -  0.53%
Aetna Inc. 7.875% 2011                                              $24,700,000       24.011      .27%
Motorola, Inc. 7.625% 2010                                           24,100,000       22.584      .26

U.S. Treasury Obligations  -  2.55%
3.875% January 2009 /1/ /2/                                         107,439,000      111.602     1.27
3.625% July 2002 /1/ /2/                                            110,019,000      111.880     1.28
TOTAL BONDS & NOTES:                                                                 270.077     3.08
 (cost: $246.755 million)
TOTAL INVESTMENT SECURITIES:                                                       7,279.744    83.07
 (cost:  $5,974.274 million)



                                                                     Principal
Short-Term Securities                                                   Amount

Corporate Short-Term Notes  -  10.27%
Alcoa Inc. 4.24%-4.90% due 5/18-6/19/01                             $65,500,000       65.236      .74%

American Express Credit Corp. 4.48%-5.00%                            50,000,000       49.906      .57
 due 5/14/01
Bank of America Corp. 4.58%-5.22% due                                50,000,000       49.685      .57

 5/8-7/13/01
BellSouth Corp. 4.75%-4.80% due 5/7-5/30/01 /3/                      75,400,000       75.203      .86


Citicorp 4.38%-5.03% due 5/9-6/7/01                                  50,000,000       49.853      .57

Colgate-Palmolive Co. 4.91% due 5/14/01 /3/                          50,000,000       49.904      .57
E.I. du Pont de Nemours and Co. 4.42%-5.00%                          50,000,000       49.822      .57


 due 5/3-6/26/01
Ford Motor Credit Co. 4.74%-5.06% due                                68,200,000       68.063      .77

 5/7-5/18/01
General Dynamics Corp. 4.68%-5.24% due                               50,000,000       49.762      .57

 5/9-6/22/01 /3/
General Motors Acceptance Corp. 4.26%                                50,000,000       49.704      .57
 due 6/19/01
Household Finance Corp. 4.68% due 6/14/01                            30,000,000       29.824      .34
Marsh USA Inc. 4.67% due 6/20/01 /3/                                 43,800,000       43.536      .50
Merck & Co., Inc. 4.32%-4.92% due 5/1-5/29/01                        50,700,000       50.593      .58

Minnesota Mining & Manufacturing Co.                                 50,000,000       49.623      .56

 4.22%-4.33% due 5/24-7/20/01
Pitney Bowes Credit Corp. 4.22%-5.00%                                45,000,000       44.784      .51

 due 5/8-7/19/01
Target Corp. 4.91%-4.97% due 5/1-5/22/01                             50,000,000       49.871      .57

Texaco Inc. 4.73% due 5/29/01                                        25,000,000       24.903      .28
Verizon Network Funding Corp. 4.88% due 5/23/01                      50,000,000       49.844      .57

Federal Agency Discount Notes  -  6.22%
Fannie Mae 4.24%-6.24% due 5/2-8/24/01                              243,800,000      242.670     2.77
Federal Home Loan Banks 4.73%-5.23% due                             121,995,000      121.648     1.39
 5/11-6/13/01
Freddie Mac 4.13%-5.22% due 5/10-7/26/01                            181,400,000      180.435     2.06

TOTAL SHORT-TERM SECURITIES:                                                       1,444.869    16.49
  (cost: $1,444.654 million)
Excess of cash and receivables over payables                                          38.436      .44
TOTAL SHORT-TERM SECURITIES, CASH                                                  1,483.305    16.93
 AND RECEIVABLES
NET ASSETS                                                                        $8,763.049   100.00%


/1/ Coupon rate may change periodically.
/2/ Index-linked bond whose principal amount moves with a government retail price index.
/3/ Purchased in a private placement transaction;
    resale may be limited to qualified
    institutional buyers; resale to the public may require registration.

See Notes to Financial Statements


Equity securities appearing in the portfolio since October 31, 2000

Alcoa
ALLTEL
Circuit City Stores
Compaq Computer
Walt Disney
Gap
General Motors
McDonald's
Mead
Merck
Motorola
Newell Rubbermaid
Schering-Plough
TJX Companies
TXU


Equity securities eliminated from the portfolio since October 31, 2000

BFGoodrich
Eaton
Federal-Mogul
FleetBoston Financial
Fluor
Fort James
International Flavors & Fragrances
Johnson Controls
Northrop Grumman
PepsiCo.
PPG Industries
Ralston Purina
Sunoco
Textron
Thomas & Betts
Washington Mutual


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                                              Unaudited
at April 30, 2001                                                             (dollars in  millions)

Assets:
Investment securities at market (cost: $5,974.274)                                              $7,279.744
Short-term securities (cost: $1,444.654)                                                         1,444.869
Cash                                                                                                  .244
Receivables for -
 Sales of investments                                                              63.256
 Sales of fund's shares                                                             7.379
 Dividends and interest                                                            10.763           81.398
                                                                                                 8,806.255

Liabilities:
Payables for -
 Purchases of investments                                                          32.477
 Repurchases of fund's shares                                                       4.358
 Management services                                                                2.079
 Other expenses                                                                     4.292           43.206
Net Assets at April 30, 2001                                                                    $8,763.049

Total authorized capital stock - 500,000,000 shares
Class A shares, $0.001 par value:
 Net assets                                                                                     $8,733.546
 Shares outstanding                                                                            353,363,130
 Net asset value per share                                                                          $24.72
Class B shares, $0.001 par value:
 Net assets                                                                                        $25.173
 Shares outstanding                                                                              1,021,750
 Net asset value per share                                                                          $24.64
Class C shares, $0.001 par value:
 Net assets                                                                                         $3.115
 Shares outstanding                                                                                126,470
 Net asset value per share                                                                          $24.63
Class F shares, $0.001 par value:
 Net assets                                                                                         $1.215
 Shares outstanding                                                                                 49,210
 Net asset value per share                                                                          $24.70

See Notes to Financial Statements

STATEMENT OF OPERATIONS                                                                          Unaudited
for the six months ended April 30, 2001                                       (dollars in  millions)
Investment Income:
Income:
 Dividends                                                                        $82.266
 Interest                                                                          57.224         $139.490

Expenses:
 Management services fee                                                           12.146
 Distribution expenses - Class A                                                    9.236
 Distribution expenses - Class B                                                     .079
 Distribution expenses - Class C                                                     .002
 Transfer agent fees - Class A                                                      2.475
 Transfer agent fees - Class B                                                       .006
 Administrative service fees - Class C                                               .002
 Administrative service fees - Class F                                               .001
 Reports to shareholders                                                             .217
 Registration statement and prospectus                                               .157
 Postage, stationery and supplies                                                    .373
 Directors' fees                                                                     .127
 Auditing and legal fees                                                             .048
 Custodian fee                                                                       .053
 Taxes other than federal income tax                                                 .097
 Other expenses                                                                      .031           25.050
 Net investment income                                                                             114.440

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                                  344.940
Net unrealized appreciation on investments                                                         245.486
 Net realized gain and
  unrealized appreciation
  on investments                                                                                   590.426
Net Increase in Net Assets Resulting
 from Operations                                                                                   $704.866



STATEMENT OF CHANGES IN NET ASSETS                                            (dollars in  millions)

                                                                               Six Months       Year Ended
                                                                          Ended April 30,      October 31,
                                                                                    2001*              2000
Operations:
Net investment income                                                          $  114.440       $  290.172
Net realized gain on investments                                                  344.940          465.571
Net unrealized appreciation (depreciation)
 on investments                                                                   245.486         (771.397)
 Net increase (decrease) in net assets
  resulting from operations                                                       704.866          (15.654)

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                         (126.032)        (263.546)
 Class B                                                                            (.182)           (.089)
Distributions from net realized gain on investments:
 Class A                                                                         (424.267)      (1,723.068)
 Class B                                                                            (.575)                -
  Total dividends and distributions                                              (551.056)      (1,986.703)

Capital Share Transactions:
Proceeds from shares sold                                                         317.289          484.684
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                                499.398        1,811.515
Cost of shares repurchased                                                       (560.594)      (2,361.923)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                                 256.093          (65.724)
Total Increase (Decrease) in Net Assets                                           409.903       (2,068.081)

Net Assets:
Beginning of period                                                             8,353.146       10,421.227
End of period (including
 undistributed net investment
 income: $74.046 and $85.820,
 respectively)                                                                 $8,763.049       $8,353.146

*Unaudited.

See Notes to Financial Statements


Notes to Financial Statements                       (Unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On November 1, 2000, the fund began amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change did not impact the fund's net asset value and resulted in only immaterial changes to the classification of certain amounts between interest income and realized and unrealized gain in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Class Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such
distributions are made.   Required distributions are determined on a tax basis
and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of April 30, 2001, the cost of investment securities for federal income tax reporting purposes was $7,428,896,000. Net unrealized appreciation on investments aggregated $1,295,717,000; $1,625,735,000 related to appreciated securities and $330,018,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended April 30, 2001.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $12,146,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.384% per annum of the first $1 billion of net assets decreasing to 0.240% of such assets in excess of $8 billion. For the six months ended April 30, 2001, the management services fee was equivalent to an annualized rate of 0.291% of average net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended April 30, 2001, aggregate distribution expenses were $9,236,000, or 0.22% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended April 30, 2001, aggregate distribution expenses were $79,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended April 30, 2001, aggregate distribution expenses were $2,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended April 30, 2001, aggregate distribution expenses were $161, or 0.25% of average daily net assets attributable to Class F shares.

As of April 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $2,942,000.

AFD received $752,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended April 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $2,481,000 was incurred during the six months ended April 30, 2001, pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund. As of April 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $468,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended April 30, 2001, total fees under the agreement were $3,000. As of April 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of April 30, 2001, the cumulative amount of these liabilities was $901,000. Directors' fees during the six months ended April 30, 2001, were $127,000, comprised of $125,000 in current fees (either paid in cash or deferred), and $2,000, representing the net increase in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,782,209,000 and $1,711,026,000, respectively, during the six months ended April 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended April 30, 2001, the custodian fee of $53,000 includes $9,000 that was paid by these credits rather than in cash.

As of April 30, 2001, net assets consisted of the following:

Capital paid in on shares of capital stock                       7,106,290,000
Undistributed net investment income                                 74,046,000
Accumulated net realized gain                                      277,028,000
Net unrealized appreciation                                      1,305,685,000
Net assets                                                      $8,763,049,000


Capital share transactions in the fund were as follows:

                                                                        Six months          Six months
                                                                         April 30,           April 30,
                                                                             2001                2001
                                                                            Amount
                                                                        (millions)              Shares
Class A Shares:
  Sold                                                                  $  297.935          12,539,464
  Reinvestment of dividends and distributions                              498.671          21,818,174
  Repurchased                                                             (559.373)        (23,449,108)
   Net increase (decrease) in Class A                                      237.233          10,908,530
Class B Shares: /1/
  Sold                                                                      15.151             635,193
  Reinvestment of dividends and distributions                                 .727              31,835
  Repurchased                                                               (1.171)            (49,348)
   Net increase in Class B                                                  14.707             617,680
Class C Shares: /2/
  Sold                                                                       3.030             128,549
  Reinvestment of dividends and distributions                                  -                   -
  Repurchased                                                                (.050)             (2,079)
   Net increase in Class C                                                   2.980             126,470
Class F Shares: /2/
  Sold                                                                       1.173              49,210
  Reinvestment of dividends and distributions                                  -                   -
  Repurchased                                                                  -                   -
   Net increase in Class F                                                   1.173              49,210
Total net increase (decrease) in fund                                   $  256.093          11,701,890





                                                                        Year ended          Year ended
                                                                       October 31,         October 31,
                                                                              2000                2000
                                                                            Amount
                                                                        (millions)              Shares
Class A Shares:
  Sold                                                                 $   475.157          19,829,689
  Reinvestment of dividends and distributions                            1,811.432          76,568,221
  Repurchased                                                           (2,361.775)       (100,234,580)
   Net increase (decrease) in Class A                                      (75.186)         (3,836,670)
Class B Shares: /1/
  Sold                                                                       9.527             406,808
  Reinvestment of dividends and distributions                                 .083               3,599
  Repurchased                                                                (.148)             (6,337)
   Net increase in Class B                                                   9.462             404,070
Class C Shares: /2/
  Sold                                                                         -                   -
  Reinvestment of dividends and distributions                                  -                   -
  Repurchased                                                                  -                   -
   Net increase in Class C                                                     -                   -
Class F Shares: /2/
  Sold                                                                         -                   -
  Reinvestment of dividends and distributions                                  -                   -
  Repurchased                                                                  -                   -
   Net increase in Class F                                                     -                   -
Total net increase (decrease) in fund                                  $   (65.724)         (3,432,600)


/1/ Class B shares were not offered before
    March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

Per-Share Data and Ratios

                                                                    Class A       Class A         Class A
                                                                 Six months          Year            Year
                                                                      ended         ended           ended
                                                                  April 30,    October 31,     October 31,
                                                               2001 /1/,/2/           2000            1999
Net Asset Value, Beginning of Period                                 $24.36        $30.09          $31.18

 Income from Investment Operations :
  Net investment income                                             .32 /3/       .80 /3/             .82

  Net gains (losses) on securities (both                           1.66 /3/      (.74)/3/            1.78
 realized and unrealized)

   Total from investment operations                                    1.98           .06            2.60

 Less Distributions :
  Dividends (from net investment income)                               (.37)         (.74)           (.76)

  Distributions (from capital gains)                                  (1.25)        (5.05)          (2.93)

   Total distributions                                                (1.62)        (5.79)          (3.69)

Net Asset Value, End of Period                                       $24.72        $24.36          $30.09

Total Return /4/                                                       8.72%         1.20%           9.01%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $8,734        $8,343         $10,421

 Ratio of expenses to average net assets                           .60% /5/           .59%            .57%

 Ratio of net income to average net assets                        2.74% /5/          3.29%           2.67%




                                                                    Class A       Class A         Class A
                                                                       Year          Year            Year
                                                                      ended         ended           ended
                                                                October 31,   October 31,     October 31,
                                                                       1998          1997            1996
Net Asset Value, Beginning of Period                                 $30.14        $26.54          $24.17

 Income from Investment Operations :
  Net investment income                                                 .84           .83             .84

  Net gains (losses) on securities (both                               3.48          5.19            3.52
 realized and unrealized)

   Total from investment operations                                    4.32          6.02            4.36

 Less Distributions :
  Dividends (from net investment income)                               (.80)         (.81)           (.84)

  Distributions (from capital gains)                                  (2.48)        (1.61)          (1.15)

   Total distributions                                                (3.28)        (2.42)          (1.99)

Net Asset Value, End of Period                                       $31.18        $30.14          $26.54

Total Return /4/                                                      15.15%        24.19%          18.89%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                            $10,215        $9,362          $7,759

 Ratio of expenses to average net assets                                .56%          .58%            .59%

 Ratio of net income to average net assets                             2.75%         2.95%           3.36%









                                                                    Class B       Class B         Class C         Class F
                                                                 Six months
                                                                      ended   March 15 to     March 15 to     March 15 to
                                                                 April 30,    October 31,       April 30,       April 30,
                                                               2001 /1/,/2/      2000 /1/    2001 /1/,/2/    2001 /1/,/2/
Net Asset Value, Beginning of Period                                 $24.30        $21.78          $23.48          $23.54

 Income from Investment Operations :
  Net investment income /3/                                             .22           .37             .00             .01

  Net gains on securities (both realized and                           1.66          2.46            1.15            1.15
 unrealized) /3/

   Total from investment operations                                    1.88          2.83            1.15            1.16

 Less Distributions :
  Dividends (from net investment income)                               (.29)         (.31)               -               -

  Distributions (from capital gains)                                  (1.25)             -               -               -

   Total distributions                                                (1.54)         (.31)               -               -

Net Asset Value, End of Period                                       $24.64        $24.30          $24.63          $24.70

Total Return /4/                                                       8.29%        13.07%           4.90%           4.93%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                                $25           $10              $3              $1

 Ratio of expenses to average net assets                           1.40%/5/      1.38%/5/             .26%            .22%

 Ratio of net income to average net assets                         1.77%/5/      2.33%/5/             .01%            .04%


Supplemental Data - All Classes
                                                                 Six months
                                                                      ended    Year ended      Year ended
                                                                  April 30,    October 31,     October 31,
                                                               2001 /1/,/2/          2000            1999
Portfolio turnover rate                                               25.42%        29.35%          41.53%


                                                                 Year ended    Year ended      Year ended
                                                                October 31,   October 31,     October 31,
                                                                        1998          1997            1996
Portfolio turnover rate                                               28.97%        19.16%          24.21%

/1/ Based on operations for the period shown and, accordingly, not representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales charges,
    including contingent deferred sales charges.
/5/ Annualized.


SHARE RESULTS: CLASS B, CLASS C AND CLASS F
Returns for periods ended March 31, 2001 (the most recent calendar quarter):

                                          1 Year   Life of Class*
CLASS B SHARES
 Reflecting applicable contingent
 deferred sales charge (CDSC), maximum
 of 5%, payable only if shares are sold
 Total return                             +  5.19%     +13.17%

 Average annual compound return                -       +12.59

 Not reflecting CDSC

 Total return                             +10.19       +17.17

 Average annual compound return                -       +16.40

CLASS C AND CLASS F SHARES
 Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.



[The American Funds Group(r)]

AMERICAN MUTUAL FUND

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in American Mutual Fund. Class A shares are subject to a 5.75% maximum up front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends from each class will vary.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA CD/AL/5093
Lit. No. AMF-013-0601